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                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 22, 2002 relating to the consolidated financial statements, which appears in the Annual Report on Form 10-K of Golden Star Resources Ltd. for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

Calgary, Canada

January 23, 2003